Note 9 - Subsequent Event	9 Months Ended
Sep. 30, 2014
Subsequent Events [Abstract]
Subsequent Events [Text Block]

9. Subsequent Event

On November 11, 2014 IPC announced that it had entered into a definitive agreement to merge with Prism Technologies, a Nebraska limited liability company. Following the acquisition, Prism will be a wholly owned subsidiary of IPC and will operate the patent enforcement business for all Prism and IPC patents.

Prism and its subsidiaries currently own or have rights to a patent portfolio consisting of nine patent families incorporating 61 issued and six pending patents in the computer and network security, semiconductors and medical technology spaces. Prism continues to develop and acquire new technologies and is committed to ongoing research and development efforts in several fields, including computer and network security, wearable computing, and secure transaction processing. Prism has been granted several new key patents on its inventions and has several open patent applications. Prism began its licensing efforts in 2004 and has extensive relationships with law firms specializing in patent licensing and patent infringement litigation. To date, it has licensed its technology to over 30 companies, including Microsoft, Research-In-Motion, VeriSign, Adobe, National Instruments, Bank of America and Harris Bancorp.

Pursuant to the terms of the Merger Agreement, in exchange for all of the outstanding equity of Prism, IPC will pay $16.5 million in cash, less any debt that is not related to the acquisition of patents and issue 3.5 million shares of its common stock to Prism security holders at closing.  IPC has also agreed to share future revenue related to Prism’s patents with Prism’s former security holders. Under the terms of the Merger Agreement, IPC, through ownership of Prism, will retain the first $16.5 million in Prism Patent Proceeds received after Closing, less any cash remaining in Prism at the time of closing. Prism’s former security holders will receive 70% of subsequent Prism Patent Proceeds, up to $55 million. The maximum revenue share of $55 million to be paid to Prism’s former security holders would be reduced by any distributions of Prism Patent Proceeds that are made by Prism prior to closing. After the maximum earnout is achieved, IPC will retain all future Prism Patent Proceeds.  Prism Patent Proceeds is defined in the Merger Agreement as total recoveries from litigation, licensing, and patent sales minus production expenses (e.g. legal fees and costs paid to third parties); and minus cash operating expenses incurred by Prism.

Immediately following the closing of the transaction,  Prism’s former equity owners are expected to own approximately 31% of the outstanding common stock of the combined company (or approximately 34% of the outstanding common stock of the combined company calculated on a fully diluted basis).

Completion of the transaction, which is expected to occur in the first quarter of 2015, will be subject to approval by IPC's shareholders, the members of Prism, and other customary closing conditions.